UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
(Date of earliest event reported)
April 28, 2008

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10006 COMMISSION FILE NUMBER	75-1301831 (IRS Employer Identification No.)
1145 Empire Central Place Dallas, Texas 75247-4305 (Address of Principal Executive Offices)		(214) 630-8090 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On April 28, 2008, Frozen Food Express Industries, Inc. issued a news release announcing its results of operations for the three-month period ended March 31, 2008, as compared to the same period of 2007.  A copy of the news release is furnished, but not filed herewith, as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(a)	Financial statements of business acquired.
Not applicable.
(b)	Pro-forma financial information.
Not applicable.
(c)	Shell company transactions.
Not applicable.
(d)	Exhibits
	99.1	Frozen Food Express Industries Inc. Announces First Quarter Results

   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FROZEN FOOD EXPRESS INDUSTRIES, INC.
Dated: April 29, 2008	By:	/s/ Thomas G. Yetter
Thomas G. Yetter Senior Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press Release dated April 28, 2008, regarding the first quarter results by Frozen Food Express Industries, Inc.